Ex.99.906 CERT

N-CSR Exhibit for Item 13(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Armando Senra, President (Principal Executive Officer), and Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer), of iShares U.S. ETF Trust (the "Registrant"), each certify, to his knowledge, that:

1.The Registrant's periodic report on Form N-CSR for the period ended January 31, 2020 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

President
Date:	April 06, 2020	/s/ Armando Senra	(Principal Executive Officer)
		Armando Senra	[Title]
[Signature]
Treasurer and Chief Financial Officer
Date:	April 06, 2020	/s/ Trent Walker	(Principal Financial Officer)
		Trent Walker	[Title]
[Signature]